UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2016

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-9321	23-6858580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania		19406
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 265-0688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 28, 2016, the Board of Trustees of Universal Health Realty Income Trust (the “Trust”) approved amendments to the Trust’s Bylaws (the “Bylaws”) in order to provide proxy access for eligible shareholders, establish advance notice procedures with regard to shareholder proposals relating to the nomination of candidates for election as Trustees or new business to be brought before meetings of the Trust’s shareholders, and make certain other changes described below.

Proxy access provisions. The amendments added a new Section 3.10, which permits a shareholder, or group of up to 20 shareholders, owning 3% or more of the Trust’s outstanding common stock continuously for at least three years to nominate and include in the Trust’s proxy materials directors constituting up to 20% of the board, provided that such nominating shareholder(s) and nominee(s) satisfy the requirements specified therein for a nomination pursuant to the proxy access provisions, including timely submission of a notice of such a nomination to the Secretary of the Trust at its principal executive office (no earlier than 150 days and no later than 120 days before the anniversary of the date that the Trust mailed its proxy statement for the previous year’s annual meeting of stockholders) that contains certain information specified in the Bylaws.

Advance notice procedures. The amendments added a new Section 1.5 and revised Section 3.3, which provide that notices of shareholder proposals relating to the nomination of candidates for election as Trustees or new business to be brought before meetings of the Trust’s shareholders must be timely given in writing to the Secretary of the Trust prior to the meeting at which the action is to be taken (in general, to be timely, notice must be received at the Trust’s principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the annual meeting for the preceding year) and the notice must contain certain information specified in the Bylaws.

Other amendments. The amendments revised Article II to reflect the addition of Chief Executive Officer and Chief Financial Officer positions in the list of Officers in order to be consistent with current officer titles, revised Sections of the Bylaws relating to notices and waivers of special meetings of Trustees and notices of shareholder meetings in order clarify that such notices may be given electronically, and made certain conforming changes and other minor wording changes.

This description of the amendments to the Bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH REALTY INCOME TRUST

Date: October 3, 2016

	By:	/s/ CHARLES F. BOYLE
	Name:	Charles F. Boyle
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

3.1	Amended and Restated Bylaws